UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2004

                                 CIT GROUP INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                 001-31369                   65-1051192
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      (State or other             (Commission                (IRS Employer
       jurisdiction of            File Number)             Identification No.)
       incorporation)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
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              (Address of registrant's principal executive office)

       Registrant's telephone number, including area code: (973) 740-5000

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

      This Current Report on Form 8-K includes as an exhibit a press release, dated January 3, 2005, reporting that the Board of Directors of CIT Group Inc. elected Jeffrey M. Peek, who has served as its President and Chief Executive Officer since July 2004, as Chairman and Chief Executive Officer, effective January 1, 2005. The previous Chairman, Albert R. Gamper, Jr., retired as Chairman and resigned from the Board of Directors effective December 31, 2004. The press release is attached as Exhibit 99.1.

      Mr. Peek (age 57) served as President and Chief Operating Officer from September 2003 to July 2004 and has served as a director of CIT since September 2003. Prior to September 2003, Mr. Peek served as Vice Chairman of Credit Suisse First Boston LLC and was responsible for the firm's Financial Services Division, including Credit Suisse Asset Management and Private Client Services. Immediately prior to joining Credit Suisse First Boston in 2002, Mr. Peek was with Merrill Lynch since 1983, where he rose to the level of Executive Vice President of Merrill Lynch & Co., Inc. and President of Merrill Lynch Investment Managers, and served on the Executive Management Committee of Merrill Lynch & Co.

      This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT's businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIT GROUP INC.
                                       (Registrant)

                                       By: /s/ William J. Taylor
                                       -----------------------------------------
                                           William J. Taylor
                                           Executive Vice President & Controller
                                           (Chief Accounting Officer)

Dated: January 3, 2005


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